UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2005

IMCLONE SYSTEMS INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

(212) 645-1405
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On January 26, 2005, ImClone Systems Incorporated (the “Company”) announced that it had signed license agreements with Genentech and Centocor Inc. (a Johnson & Johnson company) for the rights to patents covering various aspects of antibody technology (U.S. Patent 4,816,567, U.S. Patent 6,331,415, the Cabilly patents of Genentech; and U.S. Patent 5,807,715, the Morrison patent of Centocor) and certain use of epidermal growth factor receptor antibodies (U.S. Patent 5,770,195, the Hudziak patent of Genentech).

The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01.              Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Exhibit Title

	99.1	Press release of ImClone Systems Incorporated dated January 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

	By:	/s/ Erik Ramanathan
		Name:	Erik Ramanathan
		Title:	Vice President, Legal and General Counsel

Date: January 26, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of ImClone Systems Incorporated dated January 26, 2005.